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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 4, 2005

  COMMISSION          REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
  FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.
  -----------            ---------------------- ------        ------------------

    1-9513                  CMS ENERGY CORPORATION               38-2726431
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                           JACKSON, MICHIGAN 49201
                                (517) 788-0550

    1-5611                 CONSUMERS ENERGY COMPANY              38-0442310
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2005, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the first quarter of 2005 and reaffirmed its 2005 earnings guidance. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers
Energy Company's Forms 10-K for the Year Ended December 31, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                          CMS ENERGY CORPORATION

Dated:  May 4, 2005

                                          By:  /s/ Thomas J. Webb
                                               ------------------
                                               Thomas J. Webb
                                               Executive Vice President and
                                               Chief Financial Officer


                                          CONSUMERS ENERGY COMPANY

Dated:  May 4, 2005

                                          By:  /s/ Thomas J. Webb
                                               ------------------
                                               Thomas J. Webb
                                               Executive Vice President and
                                               Chief Financial Officer


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                                 EXHIBIT INDEX

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

Ex. No.       Description
-------       ------------
  99          CMS Energy News Release, dated May 4, 2005.